GUARANTY AGREEMENT

By and Among

PFLM, LLC,
As Agent,

and

THE LENDERS FROM TIME TO TIME A PARTY
TO THE LOAN AGREEMENT BY AND AMONG PFLM, LLC, AS LENDERS, AND FIRST
LOOK STUDIOS, INC., AS BORROWER,

and

FIRST LOOK ARTISTS, INC.,
As Guarantor

Dated as of March 20, 2006

GUARANTY AGREEMENT

           This GUARANTY AGREEMENT (the “Guaranty Agreement”) is entered into as of March 20, 2006, by and among FIRST LOOK ARTISTS, INC. (“Guarantor”), PFLM, LLC (“Prentice” or “Agent”), in its capacity as a lender and as agent for the lenders (collectively, the “Lenders”) from time to time party to the Loan Agreement (defined below) by and among FIRST LOOK STUDIOS, INC. (the “Borrower”) and the Lenders. Except as otherwise defined herein, capitalized terms used herein and defined in the Loan Agreement (as defined below) shall be used herein as therein defined.

R E C I T A L S:

           WHEREAS, First Look Studios, Inc. entered into a Bridge Loan Credit Agreement dated as of March 20, 2006 (as amended, modified, restated, or supplemented from time to time, together with any agreements, documents and instruments executed or delivered in connection therewith, collectively, the “Loan Agreement”) with Prentice. Pursuant to the Loan Agreement and related documents, all amounts owing under the Loan Agreement are secured by liens and security interests on substantially all of the assets of the Borrower and Guarantor.

           WHEREAS, the Lenders have made it a condition to their agreement to make the financial and other accommodations contemplated under the Loan Agreement that the Guarantor enter into this Guaranty Agreement in favor of the Lenders; and

           WHEREAS, the Borrower’s access to the Loans and other financial accommodations to be extended to the Borrower by the Lenders will confer direct benefits on each of the Guarantor and the execution, delivery and performance of this Gnaranty Agreement by Guarantor is necessary or convenient to the conduct or promotion of the Guarantor’s business.

           NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

           Section 1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to the Agent, on behalf of the Lenders, the prompt payment when due (whether by scheduled maturity, acceleration or otherwise) and performance of (a) the Obligations and all interest and other sums in respect thereof, and (b) all other liabilities, obligations and indebtedness, direct or indirect, matured or unmatured, primary or secondary, absolute or contingent, due or to become due, secured or unsecured of the Borrower to the Lenders, now or hereafter owing or incurred (including without limitation, reasonable costs and expenses incurred by the Lenders in attempting to collect or enforce any of the foregoing) relating to the Loan Documents, accrued in each case to the date of payment hereunder, including without limitation the performance of all agreements, covenants and conditions of the Borrower set forth in the Loan Agreement and all other Loan Documents. The responsibilities and obligations of the Borrower to the Lenders described above are hereinafter referred to collectively as the “Guaranteed Obligations.” This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Guaranteed Obligations and not of collectability of the Guaranteed Obligations, and is in no way conditioned upon any requirement that the Lenders first attempt to collect any of the Guaranteed Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations which the Lenders now have or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any default by the Borrower in the full and punctual payment and performance of the Guaranteed Obligations (after the passage of any applicable grace period), the liabilities and obligations of the Guarantor hereunder shall, at the option of the Lenders, become forthwith due and payable to the Lenders without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lenders on any number of occasions.

           Section 2. Payment of Costs, etc. The Guarantor further agree, as the principal obligor and not as a guarantor only, to pay to the Lenders forthwith upon presentation of invoices in reasonable detail, in funds immediately available to the Lenders, (a) all of the Lenders’ reasonable expenses in preparing, executing, delivering and administering this Guaranty Agreement, all amendments hereto, and related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lenders’ special counsel and (b) all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the Lenders in connection with the Guaranteed Obligations and this Guaranty Agreement and the enforcement thereof and hereof.

           Section 3. Waivers By Guarantor; Lenders’ Freedom to Act. The Guarantor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The Guarantor waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Lenders to assert any claim of demand or to enforce any right or remedy against the Borrower; (b) any extensions or renewals of any Obligation; (c) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing securing or otherwise executed in connection with any Obligation; (d) the substitution or release of any entity primarily or secondarily liable for any Obligation; (e) the adequacy of any rights the Lenders may have against any collateral or other means of obtaining repayment of the Guaranteed Obligations; (f) the impairment of any collateral securing the Guaranteed Obligations, including without limitation the failure to perfect or preserve any rights the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (g) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

           Section 4. Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or are under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty Agreement shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of the Guaranteed Obligations is stayed for any reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

           Section 5. Subrogation; Subordination. Until the payment and performance in full of all Guaranteed Obligations, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lenders or their affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; other than in the ordinary course of business in the reconciliation of inter-company accounts, the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waive any benefit of and any right to participate in any collateral which may he held by the Lenders or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Guaranteed Obligations. The Guarantor agree that after the occurrence of any default in the payment or performance of the Guaranteed Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lenders and be paid over to the Lenders on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty Agreement.

           Section 6. Further Assurances. The Guarantor agrees to do all such things and execute all such documents, including financing statements as the Lenders may consider necessary or desirable to give full effect to this Guaranty Agreement and to perfect and preserve the rights and powers of the Lenders hereunder.

           Section 7. Termination; Reinstatement. This Guaranty Agreement shall remain in full force and effect until the earlier to occur of: (i) so long as no Event of Default exists at such time, the Term Loans and all interest and other sums payable in respect thereof are paid in full in cash, and (ii) if an Event of Default exists, all Guaranteed Obligations are paid in full in cash. This Guaranty Agreement shall continue to be effective or be reinstated, notwithstanding any notice received to the contrary, if at any time any payment made or value received with respect to an Obligation is rescinded as though such payment had not been made or value received.

           Section 8. Waivers, Amendments and Remedies. No delay or omission on the part of the Agent or the Lenders in exercising their rights and remedies against the Guarantor or any other interested party shall constitute a waiver of any rights or remedies of the Lenders. A breach by the Guarantor of its obligations under this Guaranty Agreement may be waived only by a written waiver executed by the Agent or the Lenders, as applicable. The Agent’s or the Lenders’, as applicable, waiver of a breach by the Guarantor in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by applicable law, the Guarantor hereby agrees to waive, and do hereby absolutely and irrevocably waives: (a) all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor in connection with this Agreement or any of the Guaranteed Obligations, (b) any requirement of diligence or promptness on the Agent’s or the Lenders’ part in the enforcement of its rights under the provisions of this Guaranty Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to the Guarantor’s liability under this Guaranty Agreement or in respect of any of the Guaranteed Obligations. No course of dealing between the Guarantor and the Lenders shall operate as a waiver of any of the Lenders’ rights under this Guaranty Agreement or with respect to any of the Guaranteed Obligations. This Guaranty Agreement shall be amended only by a written instrument executed by the parties hereto making explicit reference to this Guaranty Agreement. The Lenders’ rights and remedies under this Guaranty Agreement and under all subsequent agreements between the Lenders and the Guarantor shall be cumulative and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be available to the Lenders in law or at equity.

           Section 9. Successors and Assigns. This Guaranty Agreement shall bind and shall be enforceable by the respective successors and assigns of the parties hereto. The representations and warranties made by the Guarantor in this Guaranty Agreement shall bind the Guarantor’s successors and assigns.

           Section 10. Notices. All notices and other communications made or required to be given pursuant to this Guaranty Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by nationally recognized overnight carrier service, addressed to the Agent at its address set forth in the Loan Agreement and to the Guarantor at the Borrower’s address set forth in the Loan Agreement. Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

           Section 11. Governing Law. This Guaranty Agreement shall be governed by and construed and enforced under the laws of the State of New York.

           Section 12. Counterparts. This Guaranty Agreement and all amendments to this Guaranty Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single Guaranty Agreement.

           Section 13. WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE GUARANTOR AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WANED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDERS AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE LENDERS NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

           Section 14. Miscellaneous. The headings of each section of this Guaranty Agreement are for convenience only and shall not define or limit the provisions thereof. If any term of this Guaranty Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Guaranty Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

[Signatures Appear Next Page]

           IN WITNESS WHEREOF, the Grantor and the Agent, on behalf of the Lenders, have caused this Guaranty Agreement to be executed by their duly authorized officers as of the date set forth above.

FIRST LOOK ARTISTS, INC., As Guarantor By: /s/ William Luchak Name: William Luchak Its: PFLM, LLC, As Agent By: Prentice Capital Management, L.P., As Manager By: Name: Its:

           IN WITNESS WHEREOF, the Guarantor and the Agent, on behalf of the Lenders, leave caused this Guaranty Agreement to be executed by their duly authorized officers as of the date set forth above.

FIRST LOOK ARTISTS, INC., As Guarantor By: Name: Its: PFLM, LLC, As Agent By: Prentice Capital Management, L.P., As Manager By: /s/ Charles G. Phillips Name: Charles G. Phillips Its: